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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-64787) and on Forms S-8 (Nos. 033-28699, 033-52940, 033-53659, 333-03683, 333-06629,333-19103, 333-19099, and 333-82353)
of Cabot Corporation of our report dated October 25, 1999 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.



                                           PricewaterhouseCoopers LLP



Boston, Massachusetts
December 28, 1999